UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FUSE MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement:
	(3)	Filing Party:
	(4)	Date Filed:

1565 North Central Expressway, Suite 220

Richardson, TX 75080

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2019

DEAR STOCKHOLDER:

Please take notice that the 2019 annual meeting of stockholders (our “Annual Meeting”) of Fuse Medical, Inc., a Delaware corporation (our “Company”), will be held at the Hyatt Regency North Dallas/Richardson, located at 701 E. Campbell Road, Richardson, TX 75081, on Wednesday, June 26, 2019, at 4:00 p.m., Central Daylight Time (“CDT”), for the following purposes:

1.	To elect five (5) directors to serve on the board of directors of our Company (our “Board”);

2.

To ratify the appointment of Montgomery Coscia Greilich, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2018 and the fiscal year ending December 31, 2019;

3.	To ratify the adoption of the amended and restated bylaws of the Company; and

4.	To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

Our Board has fixed 5:00 p.m., CDT on Wednesday, May 8, 2019, as the record date (the “Record Date”) for determining the stockholders entitled to receive this notice of our Annual Meeting (our “Meeting Notice”) and to vote at our Annual Meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 26, 2019

As permitted by rules of the Securities and Exchange Commission, we are furnishing our proxy statement for the Annual Meeting (our “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission on March 21, 2019 (together with our Meeting Notice and Proxy Statement, our “Proxy Materials”) via the Internet. On or about Wednesday, May 15, 2019, we plan to mail to our stockholders as of the Record Date, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), which provides instructions for how to access our Proxy Materials and to vote your shares of our common stock, par value $0.01 per share. The electronic delivery of our Proxy Materials will expedite receipt of the materials by our stockholders and lessen our printing and mailing costs.

The Internet Notice identifies the date, time, and location of our Annual Meeting; the matters to be acted upon at the meeting, and the Board’s recommendation regarding each matter; a website where stockholders may access our Proxy Materials and vote their shares; and a toll-free number, an email address, and a website where our stockholders may request a paper or email copy of our Proxy Materials.

Whether or not you expect to attend our Annual Meeting in person, you are urged to vote (i) via a toll-free telephone number, (ii) over the Internet, or (iii) if you elected to receive a full set of Proxy Materials by mail, by completing, signing, dating, and promptly returning the proxy card you receive with the mailed Proxy Materials. Instructions regarding all three (3) methods of voting are contained on the Internet Notice. If you vote and then decide to attend our Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in our Proxy Statement.

By Order of the Board of Directors,

/s/ Christopher C. Reeg
Christopher C. Reeg
Chief Executive Officer and Director
Richardson, Texas
May [●], 2019

1565 North Central Expressway, Suite 220

Richardson, TX 75080

-i-

1565 North Central Expressway, Suite 220

Richardson, TX 75080

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on June 26, 2019

A.        GENERAL INFORMATION

Fuse Medical, Inc., a Delaware corporation, is soliciting your proxy to vote your shares at our 2019 Annual Meeting of Stockholders to be held on Wednesday, June 26, 2019, at 4:00 p.m., Central Daylight Time (“CDT”), at the Hyatt Regency North Dallas/Richardson, located at 701 E. Campbell Road, Richardson, TX 75081.

Our proxy statement (our “Proxy Statement”) contains important information regarding our Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in our Proxy Statement. We refer to Fuse Medical, Inc. as our “Company.” We call our board of directors of our Company, our “Board” and each of the directors serving on our Board, a “Director,” and collectively, our “Directors.” References to “2018” mean our fiscal period 2018, which began on January 1, 2018, and ended on December 31, 2018. We refer to the 2019 Annual Meeting of Stockholders as our “Annual Meeting.” References to our “Annual Report” mean our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 21, 2019. “Common Stock” means our Company’s common stock, par value $0.01 per share, and holders of our Common Stock are collectively referred to as “Stockholders.”

As permitted by the rules of the SEC, we are making notice of our Annual Meeting (our “Meeting Notice”), our Proxy Statement, and our Annual Report (collectively, our “Proxy Materials”) available to our Stockholders electronically via the Internet. On or about Wednesday, May 15, 2019, we plan to mail to our Stockholders of record (the “Stockholders of Record”) as of 5:00 p.m., CDT on Wednesday, May 8, 2019 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), which provides instructions for how to access our Proxy Materials and to vote your shares of Common Stock.

You are accordingly urged to vote (i) via a toll-free telephone number, (ii) over the Internet, or (iii) if you elected to receive a full set of Proxy Materials by mail, by completing, signing, dating, and promptly returning the proxy card (the “Proxy Card”) you receive with the mailed Proxy Materials. If you vote and then decide to attend our Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in our Proxy Statement and the Internet Notice. Our Company will bear all attendant costs of the solicitation of proxies.

Our Company will reimburse brokerage firms and other persons representing beneficial owners (“Beneficial Owners”) of shares for their expenses in forwarding solicitation materials to such Beneficial Owners. Proxies may be solicited by certain of our Company’s directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

1.	ABOUT THIS PROXY STATEMENT

A copy of our Annual Report is available on our website (www.fusemedical.com/investors) or upon request by contacting us at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attn: Investor Relations, or IR@fusemedical.com. The following questions provide information about our Proxy Statement and our Annual Meeting.

Who may attend and vote?

Our Board has fixed 5:00 p.m., CDT on Wednesday, May 8, 2019, as the Record Date for determining Stockholders entitled to receive our Meeting Notice and to vote at our Annual Meeting and any adjournment or postponement thereof. Each Stockholder as of the Record Date, is entitled to one (1) vote for each share of Common Stock owned as of the Record Date. On the Record Date, [●] shares of our Common Stock were issued and outstanding.

At least ten (10) days before our Annual Meeting, we will make a complete list of Stockholders entitled to vote at our Annual Meeting open to the examination of any Stockholder, for any purpose germane to our Annual Meeting, at our offices located at 1565 North Central Expressway, Suite 220, Richardson, TX 75080. The list will also be made available to Stockholders present at our Annual Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Most Stockholders hold their shares through a broker, bank, or other nominee rather than directly in such Stockholder’s own name as the Stockholder of Record. As summarized below, there are some distinctions between shares of Common Stock held of record and those owned beneficially.

•

Stockholder of Record - If your shares of Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares of Common Stock, as the Stockholder of Record. As the Stockholder of Record, you have the right to grant your voting proxy directly to our Company or to vote in person at our Annual Meeting.

•

Beneficial Owner - If your shares of Common Stock are held in a stock brokerage account or by a bank or other nominee, you are considered the Beneficial Owner of shares of Common Stock held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of Record. As the Beneficial Owner, you have the right to direct your broker or nominee on how to vote those shares of Common Stock and are also invited to attend our Annual Meeting. However, since you are not the Stockholder of Record, you may not vote these shares of Common Stock in person at our Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee should provide voting instructions for you to use to vote the shares of Common Stock for which you are the Beneficial Owner. If you wish to attend our Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at our Annual Meeting.

How do I vote?

As a Stockholder, you have the right to vote on specified business matters affecting our Company. The proposals that will be presented at our Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of our Proxy Statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in our Meeting Notice. Each share of our Common Stock you own entitles you to one (1) vote.

Stockholders of Record may vote in person at our Annual Meeting or by proxy. There are three (3) ways to vote by proxy:

•	By Telephone—Stockholders of Record located in the United States can vote by telephone by calling 1 (866) 230-8609 and following recorded instructions;

•	By Internet—You can vote over the Internet at www.proxydocs.com/FZMD by following the instructions on the Internet Notice; or

•

By Mail—If you elected to receive a full set of Proxy Materials by mail, you may vote by completing, signing, dating, and mailing the Proxy Card to: Proxy Tabulator for Fuse Medical, Inc., P.O. Box 8016, Cary, NC 27512-9903.

Telephone and Internet voting facilities for Stockholders of Record will be available 24-hours-a-day and will close at 11:59 p.m., CDT on Tuesday, June 25, 2019. All Proxy Cards submitted by mail must be received by Tuesday, June 25, 2019.

If you vote by proxy, you enable the individuals named in your proxy to vote your shares of Common Stock at our Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend our Annual Meeting. In this way, your shares of Common Stock will be voted even if you are unable to attend our Annual Meeting.

Your shares of Common Stock will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend our Annual Meeting, you may deliver your completed Proxy Card in person or fill out and return a ballot that will be supplied to you.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What does the Board recommend?

Our Board recommends that you vote “FOR” the election of the named Director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm, and “FOR” the ratification of our amended and restated by-laws (our “Amended and Restated By-laws”).

What vote is required for approval of each proposal?

Our Common Stock represents the only voting capital stock of the Company, and each share of Common Stock is entitled to cast one (1) vote. A majority of the shares of Common Stock, issued, outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at our Annual Meeting. The following votes are required for approval of the proposals:

•	“Proposal No. 1” - Election of Directors

The affirmative vote of a majority of the votes cast at the Annual Meeting may elect the Directors (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Each share of Common Stock is entitled to one (1) vote and therefore, has a number of votes equal to the number of authorized Directors. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker, or other nominee cannot vote on this matter without instructions from you.

•

“Proposal No. 2” - Ratification of the Appointment of Montgomery Coscia Greilich, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ended December 31, 2018, and the Fiscal Year Ending December 31, 2019

The affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify Proposal No. 2. As the vote on this proposal is a “routine” matter under applicable rules, your bank, broker, or other nominee may vote on this matter in the absence of contrary instructions from you.

•	“Proposal No. 3” - Ratification of our Amended and Restated By-laws

The affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify Proposal No. 3. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker, or other nominee cannot vote on this matter without instructions from you.

An automated system administered by Mediant Communications Inc., our master tabulator and inspector of elections (“Mediant”), will tabulate votes by proxy at our Annual Meeting, and a representative of Mediant will tabulate votes cast in person at our Annual Meeting.

What if I sign and return my Proxy Card without making any selection?

If you sign and return your Proxy Card without making any selections, your shares of Common Stock will be voted as recommended by our Board. If other matters properly come before our Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion. As of the date of our Proxy Statement, we are not aware of any matters that will come before our Annual Meeting other than those disclosed in our Proxy Statement.

What if I am a Beneficial Owner and I do not give the nominee voting instructions?

Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares of stock for another does not vote on a particular item, because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares of stock. Broker non-votes are included in the calculation of the number of votes considered to be present at our Annual Meeting for purposes of determining the presence of a quorum, but broker non-votes are not counted as shares of stock present and entitled to be voted with respect to a matter on which the nominee has expressly not voted. Without your voting instructions, a broker may vote your shares of Common Stock with respect to Proposal No. 2, but may not vote your shares of Common Stock with respect to Proposal Nos. 1 and 3.

What if I abstain or withhold authority to vote on a proposal?

On Proposal No. 1, if you sign and return your Proxy Card marked “ABSTAIN” or withhold authority to vote, your vote will have no effect on the outcome of the election of Directors, because abstention does not count as a vote cast “AGAINST” the proposal. Broker non-votes will have no effect on the election of the nominees.

On Proposal No. 2, if you sign and return your proxy marked “ABSTAIN” or you withhold authority to vote, it will have the same effect as a vote “AGAINST” the proposal, because an abstention represents a share entitled to vote and thus is included in the denominator in determining the percentage approved.

On Proposal No. 3, if you sign and return your proxy marked “ABSTAIN” or withhold authority to vote, it will have the same effect as a vote “AGAINST” the proposal, because an abstention represents a share entitled to vote and thus is included in the denominator in determining the percentage approved.

What does it mean if I receive more than one (1) Internet Notice?

If you receive more than one (1) Internet Notice, it means that you hold shares of our Common Stock in more than one (1) account. To ensure that all of your shares of Common Stock are voted, you will need to vote once for each Internet Notice you receive. Alternatively, if you elected to receive a full set of Proxy Materials by mail, you will need to sign each Proxy Card you received with the mailed Proxy Materials.

May I change my proxy?

Yes, a proxy may be revoked by the Stockholder giving the proxy, at any time before it is voted, by delivering a written notice of revocation to our Company at its principal executive offices at 1565 North Central Expressway, Suite 220 Richardson, TX 75080 prior to our Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at our Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later-submitted vote will be recorded, and your earlier vote revoked. Attendance at our Annual Meeting in and of itself does not revoke a prior proxy.

2.	INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of our officers, Directors, or any “associate” (as defined under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such persons has any substantial interest in the matters to be voted upon by our Stockholders, other than in such person’s role as an officer, Director, or Stockholder.

3.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares beneficially owned and the percentage ownership for: (a) each person or entity known by us to beneficially own more than five percent (5%) of any class of our voting securities based on our review of any statements filed with the SEC under Section 13(d) or 13(g), (b) each Director, (c) each of our Chief Executive Officer and the other most highly compensated executive officers whose compensation exceeded $100,000 (the “Named Executive Officers”), and (d) all of our current Directors and executive officers as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080.

As of the Record Date, our outstanding Common Stock consisted of [●] shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
5% Stockholders:
Common Stock	Mark W. Brooks (2)	57,295,449	[	●]%
Common Stock	Christopher C. Reeg (3)	7,998,740	[	●]%
Directors and Named Executive Officers:
Common Stock	Mark W. Brooks (2)	57,295,449	[	●]%
Common Stock	Christopher C. Reeg (3)	7,998,740	[	●]%
Common Stock	William E. McLaughlin III (4)	475,723	[	●]%
Common Stock	Ricky Raj S. Kalra, MD (5)	1,475,723	[	●]%
Common Stock	Renato V. Bosita Jr., MD (6)	1,475,723	[	●]%
Common Stock	All Directors and executive officers as a group (five (5) persons) (7)	68,593,756	[	●]%

(1)

Applicable percentages are based on [●] shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined by SEC rules and generally includes voting or investment power with respect to securities. Shares of Common Stock underlying options and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within sixty (60) days of the Record Date, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. The table includes shares of Common Stock, options and warrants and convertible notes exercisable or convertible into Common Stock and vested or vesting within sixty (60) days of the Record Date.

(2)

Mark W. Brooks. Mr. Brooks is a five percent (5%) stockholder, Named Executive Officer, and a Director. Includes: (a) 55,000,000 shares of Common Stock owned by NC 143 Family Holdings, a Texas limited partnership (“NC 143”), controlled by Mr. Brooks; (b) 1,819,726 shares of Common Stock issuable upon the conversion of convertible promissory notes (“Notes”) held by NC 143; and (c) 475,723 shares of Common Stock issued to Mr. Brooks for his services to the Board. Mr. Brooks has no dispositive investment power over 475,723 shares of Common Stock awarded pursuant to a restricted stock award (a “RSA”) until those shares of Common Stock vest. NC 143 may be reached at the following address: 1565 N Central Expressway, Suite 400, Richardson, TX 75080.

(3)

Christopher C. Reeg. Mr. Reeg is a five percent (5%) stockholder, Named Executive Officer, and a Director. Includes: (a) 6,611,613 shares of Common Stock owned by Reeg Medical Industries, Inc., a Texas corporation (“RMI”), of which Mr. Reeg is the sole director, sole officer, and sole stockholder; (b) 911,404 shares of Common Stock issuable upon the conversion of Notes held by RMI; and (c) 475,723 shares of Common Stock issued to Mr. Reeg for his services to the Board. Mr. Reeg has no dispositive investment power over 475,723 shares of Common Stock awarded pursuant to an RSA until those shares of Common Stock vest. RMI may be reached at the following address: 1565 N Central Expressway, Suite 500, Richardson, TX 75080.

(4)

William E. McLaughlin, III. Mr. McLaughlin is a Named Executive Officer and a Director. Includes: 475,723 shares of Common Stock issued to Mr. McLaughlin for his services to the Board. Mr. McLaughlin has no dispositive investment power over 475,723 shares of Common Stock awarded pursuant to an RSA until those shares of Common Stock vest.

(5)

Ricky Raj S. Kalra, MD. Dr. Kalra is an independent Director (an “Independent Director”). Includes: (a) 475,723 shares of Common Stock issued to Dr. Kalra for his services to the Board; and (b) 1,000,000 shares of Common Stock for providing special services. Dr. Kalra has no dispositive investment power over 1,475,723 shares of Common Stock awarded pursuant to RSAs until those shares of Common Stock vest.

(6)

Renato V. Bosita, Jr., MD. Dr. Bosita is an Independent Director. Includes: (a) 475,723 shares of Common Stock issued to Dr. Bosita for his services to the Board; and (b) 1,000,000 shares of Common Stock for providing special services. Dr. Bosita has no dispositive investment power over 1,475,723 shares of Common Stock awarded pursuant to RSAs until those shares of Common Stock vest.

(7)	All Directors and Named Executive Officers as a group. This ownership disclosure includes only the ownership of current Named Executive Officers and Directors.

B.        PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

1.	PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

Our Board is currently comprised of five (5) Directors. Our Amended and Restated By-laws provide for not less than one (1) Director, and the number of Directors may be determined from time to time by action of the Board. Our Board is currently composed of the following Directors: Renato V. Bosita, Jr., MD, Mark W. Brooks, Ricky Raj S. Kalra, MD, William E. McLaughlin, III, and Christopher C. Reeg, whose terms will expire upon the election and qualification of Directors at our Annual Meeting.

Director Nominees to Our Board

The following table sets forth certain information with respect to each of the five (5) nominees for election as a Director of our Company. Each nominee was proposed for election by our Board for proposal to our Stockholders. The ages shown are as at May [●], 2019, the date on which we filed our Proxy Statement with the SEC.

Name	Age	Office/Title
Renato V. Bosita, Jr. MD	47	Independent Director
Mark W. Brooks	53	Chairman of the Board, President and Director
Ricky Raj S. Kalra MD	37	Independent Director
William E. McLaughlin III	55	Chief Financial Officer, Treasurer and Director
Christopher C. Reeg	55	Chief Executive Officer, Secretary and Director

Renato V. Bosita, Jr., MD

Dr. Bosita has served as an independent member of our Board since his appointment on August 1, 2017. Dr. Bosita is a spine fellowship-trained orthopedic surgeon based in Plano, Texas. He attended Stanford University where he received a degree in biological sciences in 1992. He then attended the University of Chicago Pritzker School of Medicine and completed his residency in orthopedic surgery at Loyola University Medical Center. While a resident at Loyola University Medical Center in 2001, Dr. Bosita earned a Master of Business Administration degree from the Northwestern University J. L. Kellogg Graduate School of Management. Dr. Bosita completed his spine fellowship at University Hospitals of Cleveland in 2002. Dr. Bosita currently practices as a spine surgeon at Texas Back Institute, headquartered in Plano, Texas. Additionally, Dr. Bosita is the Chairman of the Board of Managers for Texas Health Presbyterian Hospital of Rockwall, a member of its finance committee, and a member of the finance committee of Texas Health Center for Diagnostics and Surgery. Dr. Bosita was appointed to the Board for his experience in the healthcare industry and business acumen.

Mark W. Brooks

Mr. Brooks has served as a Director and our Chairman of the Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Brooks to the additional role as President of the Company. Prior to the acquisition by our Company of all of the outstanding membership interest of CPM Medical Consultants, LLC, a Texas limited liability company (“CPM”), Mr. Brooks served as the Chief Executive Officer of CPM, a privately-owned national distributor of medical devices and regenerative tissue. Prior to forming CPM in 2002, Mr. Brooks partnered with Mr. Reeg during the formation and growth of Home Health Equipment, Inc. (“Home Health”), a durable medical equipment provider contracting with acute home health agencies and hospitals in several states. In 1996, Messrs. Brooks and Reeg sold Home Health to predecessor companies of Tenet Healthcare Corporation. Having successfully served as Chief Executive Officer of a national distributor of medical devices, Mr. Brooks brings considerable expertise in the strategic management and growth of medical device distribution to our Board.

Ricky Raj S. Kalra, MD

Dr. Kalra has served as an independent member of our Board since his appointment on July 13, 2017. Dr. Kalra is a spine fellowship-trained neurosurgeon based in Dallas, Texas. He attended Rice University where he received a degree in economics. He also attended the London School of Economics as a Hansard Scholar. Dr. Kalra worked at Merrill Lynch in its investment banking group as an energy and power analyst after his undergraduate education. He then attended Washington University School of Medicine in Saint Louis, from which he graduated in 2009, and completed his neurosurgery residency at the University of Utah in 2016. As part of his spine fellowship in 2015, Dr. Kalra trained in Germany under Dr. Rudolf Beisse. Dr. Kalra has published more than twenty (20) scientific articles and book chapters and has received the Preuss award by the Congress of Neurological Surgeons for his research in brain tumors. Dr. Kalra was appointed to the Board for his financial acumen as well as his experience in healthcare.

William E. McLaughlin, III

Mr. McLaughlin has served as a member of our Board since December 19, 2016, as Interim Chief Financial Officer from March 31, 2017, until January 18, 2018, when our Board appointed Mr. McLaughlin to his current position of Chief Financial Officer and Treasurer. Mr. McLaughlin was elected as a member of our Board on December 19, 2016. Mr. McLaughlin is a certified public accountant licensed in the State of Texas and has over twenty-six (26) years of experience in accounting and financial reporting for private and large public companies traded on the New York Stock Exchange (the “NYSE”) and the NASDAQ Stock Market (the “NASDAQ”) in addition to his work for “big-four” public accounting firms. Mr. McLaughlin has also served as Chief Financial Officer of CPM since 2014 and Palm Springs Partners, LLC d/b/a Maxim Surgical (“Maxim”) since 2018. Mr. McLaughlin joined CPM as Vice President Finance, Controller in 2013. From 2006 until he joined CPM, Mr. McLaughlin served as Vice President Finance, Controller for Caris Life Sciences, Inc., a $180 million international, anatomic pathology, and molecular biotechnology laboratories and multi-state physician practices enterprise. Having over twenty-six (26) years of experience in accounting and financial reporting for private and public companies, Mr. McLaughlin brings considerable financial expertise to our Board.

Christopher C. Reeg

Mr. Reeg has served as our Chief Executive Officer and a member of our Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Reeg to the additional role of Secretary. Mr. Reeg has also served as the Chief Executive Officer of CPM since 2017 and Maxim since 2018. Mr. Reeg founded Maxim in 2011 and served as its President until our Company acquired Maxim in August 2018. Mr. Reeg led the design, development, and successful commercialization of a spinal implant that received the approval of the FDA in 2013 and is currently manufactured and distributed by our Company. Prior to forming Maxim, Mr. Reeg founded LMI Ortho, a distributor of spine and orthopedic implants purchased from domestic and international manufacturers and suppliers. While at LMI Ortho, Mr. Reeg acquired importation rights for a total joint orthopedic portfolio. Working with surgeons in the United States, Mr. Reeg expanded implant product lines and developed effective growth strategies based on design and market intelligence. Before entering the orthopedic industry with LMI Ortho in 1996, Mr. Reeg formed Spectramed, Inc., a multi-state home respiratory company where he served as its President until the sale of Spectramed, Inc., to a national healthcare company in 2001. Having founded two (2) medical implant manufacturing and distributing companies and served as an executive officer in those companies, Mr. Reeg brings significant experience and knowledge regarding how to successfully navigate the medical device industry.

For more information about our Board and our corporate governance policies, please see “Directors, Executive Officers, and Corporate Governance” on page 12 of our Proxy Statement.

REQUIRED VOTE FOR ELECTION OF DIRECTORS

The affirmative “FOR” vote of a majority of the votes cast at the Annual Meeting will elect the Directors. Without voting instructions from you, your broker will not be able to vote your shares of Common Stock with respect to Proposal No 1. Thus, broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

2.	PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Montgomery Coscia Greilich, LLP (“MCG”) served as our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. Our Board has approved the engagement of MCG, as our independent registered public accounting firm for the fiscal year ended December 31, 2018, and the fiscal year ending December 31, 2019. While Stockholder ratification is not required for the selection of MCG as our independent registered public accounting firm, the Board has determined to submit the appointment of MCG for ratification by our Stockholders as a matter of good corporate practice. Even upon the effectiveness of the ratification, the Board, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our Stockholders.

We expect that representatives from MCG will be present or available telephonically at our Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit and Audit-Related Fees

Set forth below are the fees incurred by our Company to MCG for the years ended December 31, 2018 and 2017.

	2018	2017
Audit fees(1)(2)	$81,000	$151,750
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total fees	$81,000	$151,750

(1)

Audit fees consisted principally of services related to our assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our annual and quarterly financial statements as well as the review of our registration statements. We engaged MCG for 2018 and 2017, respectively.

(2)

The audit fees for 2017 included a one-time cost associated with the CPM Acquisition (as defined in our Proxy Statement), effective December 31, 2017, for which we audited 2015, 2016, and 2017 financials, in accordance with U.S. Public Company Accounting Oversight Board guidelines.

Pre-Approval Policies and Procedures; Determination of Independence

Our Board has adopted a policy which includes procedures for the pre-approval of all audit and permissible non-audit services performed by our independent registered public accounting firm, as well as fees charged for such services. The policy generally provides the pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Board’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to William E. McLaughlin, III as our “audit committee financial expert,” but the decision must be reported to and approved by the full Board at its next scheduled meeting, or by unanimous written consent of the Board in lieu of a meeting.

REQUIRED VOTE FOR RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The affirmative “FOR” vote of a majority of shares of Common Stock present in person or represented by proxy at our Annual Meeting is required to ratify the appointment of MGC as our independent registered public accounting firm for the fiscal year ended December 31, 2018 and the fiscal year ending December 31, 2019. Without voting instructions from you, your broker will be able to vote your shares with respect to Proposal No. 2.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF MGC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018 AND THE FISCAL YEAR ENDING DECEMBER 31, 2019.

3.	PROPOSAL NO. 3 – RATIFICATION OF OUR AMENDED AND RESTATED BY-LAWS

General

On March 20, 2019, our Board approved our Amended and Restated By-laws, as disclosed on our Current Report on Form 8-K, filed with the SEC on March 21, 2019, and hereinafter incorporated by reference (the “March 2019 Form 8-K”). While Stockholder ratification is not required for the adoption of our Amended and Restated By-laws, the Board has determined to submit our Amended and Restated By-laws for ratification by our Stockholders of as a matter of good corporate practice.

Summary of the Updates Included in our Amended and Restated By-laws

Our Amended and Restated By-laws updated our name from “American Metals Service, Inc.” to “Fuse Medical, Inc.” and generally modernized our by-laws, including to:

•

clarify that special meetings of Stockholders may no longer be called by our Board or holders of at least twenty-five percent (25%) of our shares of capital stock entitled to vote on matters to be brought before the proposed special meeting, but may now be called by our Board, the chair of our Board, or our secretary, after receiving written demand from Stockholders holding at least a majority of shares entitled to vote on matters to be brought before the proposed special meeting;

•	require that in the event that our securities are listed on a national exchange, our Board will comply with the applicable corporate governance requirements of such national exchange;*

•

list the requirements for Stockholders to nominate Directors to our Board or to bring other business before an annual or special meeting of Stockholders, including adjusting the dates on which we must receive nominations, proposals, or other business to comply with our Amended and Restated By-laws;*

•	provide eligibility, notice, and procedural requirements that an individual must satisfy to be nominated to serve as a Director on our Board;*

•	outline the information required in our proxy statements for annual meetings of Stockholders;*

•	remove the condition that our Board approve, by eighty percent (80%) of the Directors, the issuance of our securities to certain specified Stockholders;

•

clarify that the number of Directors on our Board will be not less than three (3) and not more than nine (9), as fixed by a vote of the majority of the total number of Directors that would be serving on our Board if there were no vacancies, and each Director shall hold office until a successor is duly-elected and qualified or until such Director’s earlier, death, resignation, disqualification, or removal;

•	decrease the Director vote requirement to fill vacancies on our Board from eighty percent (80%) to a majority of the then-serving Directors;

•	reduce the number of Directors that may cause the chair of our Board or our chief executive officer to call a special meeting of our Board from a majority of Directors to two (2) or more Directors;

•	decrease the number of Directors required to constitute a quorum for the transaction of business at a meeting of our Board from sixty percent (60%) of the Directors to a majority of the Directors;

•	reduce the number of Directors required for our Board to take action from sixty percent (60%) to a majority of the Directors present at a meeting of our Board at which a quorum is present;

•

clarify that our officers may only be removed by a majority vote of our Board, rather than by an eighty percent (80%) vote of our Board, or except in the case of an officer or agent elected or appointed by our Board, by the chair of our Board, or our president;

•	provide that in the event of a conflict between our Amended and Restated By-laws and our certificate of incorporation, our certificate of incorporation controls;* and

•	mandate that courts in the State of Texas shall be the exclusive forum for various actions that may be brought against us, our officers, or our Directors.*

Additionally, our Amended and Restated By-laws incorporate other clarifications, conforming changes, and technical edits and updates, which are consistent with our modernized amended and restated certificate of incorporation, as disclosed on our Current Report on Form 8-K filed with the SEC on September 15, 2014 and amended by a certificate of amendment filed as Appendix A to our Information Statement on Schedule 14C filed with the SEC on December 4, 2015. These modifications are to the following provisions: Stockholder notice for business to be properly brought before a meeting of our Stockholders; special meetings of our Stockholders; notice of meetings of our Stockholders; proxies and voting; availability of our stock list; regular and special meetings of our Board; compensation of our officers; committees of our Board; appointment of our officers; roles and responsibilities of our officers and Directors; stock certificates; transfers of stock; notices and waivers; requirements of our corporate seal; the designation of our fiscal year; and the indemnification of our officers and Directors.

The foregoing description of our Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of our Amended and Restated By-laws, which are attached as Appendix A to this Proxy Statement and incorporated herein by reference.

*Indicates newly added provisions to our Amended and Restated By-laws, not found in the prior version of our by-laws.

REQUIRED VOTE FOR APPROVAL OF OUR AMENDED AND RESTATED BYLAWS

The affirmative “FOR” vote of a majority of shares of Common Stock present in person or represented by proxy at our Annual Meeting is required to ratify our Amended and Restated By-laws. Without voting instructions from you, your broker will not be able to vote your shares with respect to Proposal No. 3. Thus, broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE AMENDED AND RESTATED BYLAWS.

C.        DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

1.	DIRECTORS AND EXECUTIVE OFFICERS

Our Board is currently comprised of five (5) Directors. Our Amended and Restated By-laws provide for not less than three (3) Directors and not more than nine (9) Directors, as fixed from time to time by resolution of a majority of the Board.

The names, ages, and titles of our Directors and executive officers are set forth below. All Directors are elected annually by the Stockholders to serve until the next annual meeting of the Stockholders or until their respective successors are duly elected and qualified, or until the earlier of their resignation, death or removal. The Company’s officers are elected by the Board.

Name	Age	Office/Title
Renato V. Bosita, Jr., MD	47	Independent Director
Mark W. Brooks	53	Chairman of the Board, President and Director
Ricky Raj S. Kalra, MD	37	Independent Director
William E. McLaughlin III	55	Chief Financial Officer, Treasurer and Director
Christopher C. Reeg	55	Chief Executive Officer, Secretary and Director

For more information on each of our Directors, please see “Proposal No. 1 - Election of Directors” on page 7 of our Proxy Statement.

Family Relationships

There are no family relationships between any of our Directors or executive officers.

Legal Proceedings

We know of no pending proceedings to which any Director, executive officer, or affiliate is either a party adverse to us or our subsidiaries or has a material interest adverse to us or our subsidiaries. None of our executive officers or Directors have (i) been involved in any bankruptcy proceedings within the last ten (10) years, (ii) been convicted in or has pending any criminal proceedings (other than traffic violations and other minor offenses), (iii) been subject to any order, judgment, or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities, or banking activity; or (iv) been found to have violated any federal, state, or provincial securities or commodities law and such finding has not been reversed, suspended or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our officers and Directors, and persons who own more than ten percent (10%) of a registered class of our equity securities (our “10% Stockholders”), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Officers, Directors, and 10% Stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports that they file.

We believe that, during 2018, our Directors, executive officers, and 10% Stockholders complied with all Section 16(a) filing requirements, except for the following:

•

One (1) late Form 4 report was filed for Christopher C. Reeg on November 27, 2018, to report the purchase price adjustment issuance of 72,139 shares of Common Stock, which occurred on October 4, 2018, in connection to the acquisition of Maxim.

•	One (1) late Form 4 report was filed for Renato V. Bosita Jr., MD, on December 21, 2018, to report the acquisition of 222,223 shares of Common Stock that occurred on December 13, 2018.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our Directors, executive officers, and 10% Stockholders.

2.	CORPORATE GOVERNANCE

General

We believe that with the current size of our Company, it is not necessary for us to have a separately-designated standing audit committee, therefore our entire Board serves as the audit committee. We believe this arrangement does not materially adversely affect the ability of the Board to act independently and satisfy other applicable requirements. William E. McLaughlin, III serves as our “audit committee financial expert,” as such term is defined under the rules promulgated under the Exchange Act. Mr. McLaughlin meets the requirements of serving as our “audit committee financial expert” from his extensive background in accounting and financial reporting for both private and large public companies. For more information on Mr. McLaughlin, please see “Proposal No. 1 - Election of Directors” on page 7 of our Proxy Statement.

We are not required to have and currently do not have a compensation committee. Due to the low volume of compensation matters that come before our Board, our entire Board has sufficient time to review such matters, so we do not believe it is necessary for our Board to appoint a separate compensation committee at this time. Our entire Board participates in matters related to executive officer and Director compensation. Our Board will consider the recommendations of our Chief Executive Officer when determining compensation for our other executive officers. Our Chief Executive Officer has no role in determining his own compensation. We have not paid fees to or engaged any compensation consultants.

We are also not required to have and do not have a nominating committee. Given the limited scope of our operations, our Board believes appointing a nominating committee would be premature and of little assistance until our business operations are at a more advanced level.

We have not made any material changes to the procedures to which the security holders may recommend Board candidates to our Company during the year ended December 31, 2018.

Board Leadership Structure

Our Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Currently, our Chairman of the Board is Mark W. Brooks, who is also our President, and our Chief Executive Officer is Christopher C. Reeg. Our Board has determined that this current structure, with separate roles for our Chairman of the Board and our Chief Executive Officer is in our best interests and our Stockholders’ best interests at this time. Several factors support the leadership structure chosen by our Board, including, among others:

•

Our Board believes this governance structure promotes balance between our Board’s independent authority to oversee our business and our Chief Executive Officer and his management team, who manage the business on a day-to-day basis.

•

The current separation of our Chairman of the Board and our Chief Executive Officer roles allows our Chief Executive Officer to focus his time and energy on operating and managing our Company and to leverage the experience and perspectives of our Chairman of the Board.

Board Role in Risk Oversight

Our Board’s primary function is one of oversight. Our Board has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our Board considers and reviews, with our independent registered public accounting firm and our executive management team, the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and our Board elicits recommendations for the improvements of such procedures where desirable. Members of our executive management team have the day-to-day responsibility for risk management and establishing risk management practices, and they are expected to report matters directly to our Board. The executive management team has an open line of communication to our Board and has the discretion to raise issues from time to time in any manner they deem appropriate. Members of our executive team regularly attend our Board meetings, and often discuss risks related to our business. Our Board believes that our current leadership structure and the composition of our Board protect Stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management.

Director Independence

We use the definition of “independent” set forth in the listing standards of the NASDAQ. Currently, we believe that two (2) of our Directors, Renato V. Bosita, Jr., MD, and Ricky Raj S. Kalra, MD, are considered “independent” according to the NASDAQ standards. Our remaining three (3) Directors are Named Executive Officers, and both Mr. Brooks and Mr. Reeg are five percent (5%) stockholders. Thus, the remaining three (3) Directors do not qualify as “independent” under the NASDAQ standards.

Board Meetings and Attendance

During 2018, our Board held ten (10) meetings, including regularly scheduled and special meetings. Each of our Directors attended more than seventy-five percent (75%) of the total number of meetings of our Board. Our Company does not have a formal written policy specifying whether Directors must attend annual Stockholder meetings. We did not hold an annual Stockholder meeting in the previous year, but on December 21, 2018, Stockholders holding a majority of the issued and outstanding shares of our Common Stock acted by written consent in lieu of an annual meeting, effective February 9, 2019, as disclosed on our Schedule 14C Information Statement, filed with the SEC on December 28, 2018.

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, our Stockholders may communicate with our Board by: (a) writing to us at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attn: Investor Relations; (b) facsimile, at (469) 862-3035; or (c) email, at IR@fusemedical.com. Stockholders who would like their submission directed to a specific member of our Board may so specify, and the communication will be forwarded, as appropriate.

3.	AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our prior filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including our Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

Our entire Board serves as the audit committee of our Company. William E. McLaughlin, III serves as our “audit committee financial expert” as such term is defined under the rules promulgated under the Exchange Act. The Board’s duties in this role are: (a) to review with our management and our independent registered public accounting firm the scope and results of any and all audits, the nature of any other services provided by our independent registered public accounting firm, the independence of our auditors, changes in the accounting principles applied to the presentation of our financial statements, and any comments by the independent registered public accounting firm on our policies and procedures with respect to internal accounting, auditing, and financial controls; (b) to review the consistency and reasonableness of the financial statements contained in our quarterly and annual reports prior to filing them with the SEC (or with any other regulatory authority) and to discuss the results of these quarterly reviews, annual audits, and any other matters required to be communicated with our independent registered public accounting firm under generally accepted auditing standards; and (c) to select our independent registered public accounting firm and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor.

Consistent with those duties, our Board has reviewed and discussed with our management the audited financial statements for the fiscal year ended December 31, 2018. MGC issued its unqualified report dated March 21, 2019, on our financial statements for the fiscal year ended December 31, 2018.

Our Board has discussed with MGC the matters required to be discussed by Auditing Standards No. 1301, “Communication with Audit Committees.” Also, our Board has received the written disclosures and the letter from MGC required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with MGC its independence as an auditor.

Based on these reviews and discussions, our Board included our audited financial statements for the fiscal year ended December 31, 2018, in our Annual Report.

Audit Committee Report Submitted by the Board:

William E. McLaughlin, III

Christopher C. Reeg

Mark W. Brooks

Ricky Raj S. Kalra, MD

Renato V. Bosita, Jr., MD

4.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following discussion reflects our Company’s most recent related party transactions.

Change in Control

Between July 2016 and October 2016, we obtained three loans in the aggregate amount of $150,000 in exchange for Notes bearing ten percent (10%) interest per annum through December 31, 2016, with principal due and payable, upon demand of the payee. For the periods subsequent to December 31, 2016, the Notes bear interest at eighteen percent (18%) per annum. The Notes were issued as follows: $100,000 to NC 143 and $50,000 to RMI. NC 143 and RMI have the sole discretion and right to convert all or any portion of the then unpaid principal and interest balance of their respective Notes into shares of our Common Stock at a conversion price of $0.08 per share of Common Stock.

CPM Acquisition

Effective December 31, 2017, we completed the acquisition of CPM in which we purchased all outstanding membership units of CPM pursuant to the securities purchase agreement (the “CPM Acquisition Agreement” and such transaction the “CPM Acquisition”). During the second quarter of 2018, our Company paid $397,463, in cash, to NC 143 as a purchase price adjustment pursuant to the CPM Acquisition Agreement. Based on our 2018 financial performance, we determined that we did not meet the earnings thresholds as detailed in the CPM Acquisition Agreement. Thus, our Company made no payments to NC 143 for either the base or bonus earn-out tranches.

Maxim Acquisition

On July 30, 2018, we entered into that certain purchase agreement (the “Maxim Purchase Agreement”), by and between our Company, Maxim, RMI, Mr. Amir David Tahernia, an individual (“Tahernia” together with RMI, the “Sellers”), and Tahernia, in his capacity as the representative of the Sellers, pursuant to which we agreed to purchase all of the outstanding equity securities of Maxim from the Sellers for aggregate consideration of approximately $3,400,000 (such transaction, the “Maxim Acquisition”). On the August 31, 2018, (the “Maxim Closing Date”), we completed the Maxim Acquisition pursuant to the Maxim Purchase Agreement. To finalize the working capital post-closing adjustment related to the Maxim Acquisition, our Company issued an aggregate of 120,231 restricted shares of Common Stock to the Sellers on October 4, 2018, at an agreed-upon value of $0.68 per share of Common Stock, which was equal to the thirty (30) day volume-weighted average price of our Common Stock as of October 1, 2018. Acquisition-related expenses were $84,273 for the year ended December 31, 2018. These costs primarily included legal and fairness opinion fees. Our Company’s management does not anticipate that our Company will incur substantial additional integration costs.

NCE, LP Leases

We lease an approximately 11,500 square-foot space as our principal executive office from NCE, LP, a real estate investment company that is owned and controlled by Mr. Brooks.

The lease between CPM and NCE, LP (the “CPM Lease”) was effective January 1, 2013, and the lease between Fuse Medical, Inc. and NCE, LP (the “Fuse Lease”) was effective July 14, 2017. Both the CPM Lease and the Fuse Lease terminated on December 31, 2017, with month-to-month renewals and the option of renegotiation a long-term lease renewal or relocation in the future. For the year ended December 31, 2018, we continued both the CPM Lease and Fuse Lease on month-to-month terms with the option of renegotiating a long-term lease renewal or relocation in the future.

For the fiscal year ended December 31, 2018, we paid approximately $168,000 in rent expense to NCE LP. For the fiscal year ending December 31, 2019, and as of April 30, 2019, we paid approximately $56,000 in rent expense to NCE, LP.

AmBio Contract

AmBio Staffing, LLC (“AmBio”) provides us with payroll processing, employee benefit administration, and related human capital services. Mr. Brooks owns and controls AmBio.

As of December 31, 2018, we had a balance due to AmBio of approximately $180,000 and paid approximately $224,000 in fees were to AmBio for its services.

For the fiscal year ending December 31, 2019, and as of April 30, 2019, we a balance due to AmBio of approximately $0.00 and paid approximately $66,000 in fees to AmBio for its services.

Operations

We have entered into various related-party transactions with entities that are owned by or affiliated with our Named Executive Officers and members of our Board. The transactions included sales, purchases, commissions paid for services, and revenues related to services provided to the related party.

MedUSA Group, LLC

MedUSA Group, LLC (“MedUSA”) is a sub-distributor owned and controlled by Mr. Brooks and Mr. Reeg.

For the fiscal year ended December 31, 2018, we: (a) sold orthopedic implant and biologics products to MedUSA in the amounts of approximately $2,069,000; (b) purchased approximately $650,000 of orthopedic implants, medical instruments, and biologics from MedUSA; (c) incurred approximately $2,139,000, in commission costs to MedUSA; (d) had an outstanding balance due from MedUSA of approximately $389,000; and (e) had an outstanding balance owed to MedUSA of approximately $8,000.

During the three months ended June 30, 2018, we received saleable product inventory from MedUSA as settlement of approximately $516,000 in past-due accounts receivable. Our management estimates the aggregate fair value of the received product inventory to be approximately $2,064,000. We recognized $516,000 as a reduction in accounts receivable and an increase of $1,548,000 to inventories and additional paid-in-capital as an injection of capital from an equity holder. During the year ended December 31, 2018, we sold a portion of this saleable product inventory valued at approximately $300,000.

For the fiscal year ending December 31, 2019, and as of April 30, 2019, we: (a) sold orthopedic implant and biologics products to MedUSA in the amounts of approximately $400,000; (b) purchased approximately $0.00 of orthopedic implants, medical instruments, and biologics from MedUSA; (c) incurred approximately $679,000, in commission costs to MedUSA; (d) had an outstanding balance due from MedUSA of approximately $293,000; and (e) had an outstanding balance owed to MedUSA of approximately $8,000.

Texas Overlord, LLC

Texas Overlord, LLC (“Overlord”) is an investment holding-company owned and controlled by Mr. Brooks.

During the fiscal year ended December 31, 2018, we: (a) purchased approximately $547,000 of orthopedic implants, medical instruments, and biologics from Overlord; (b) incurred approximately $635,000, in commission costs to Overlord; and (c) had an outstanding balance owed to Overlord of approximately $2,000.

For the fiscal year ending December 31, 2019, and as of April 30, 2019, we: (a) purchased approximately $25,000 of orthopedic implants, medical instruments, and biologics from Overlord; (b) incurred approximately $0.00, in commission costs to Overlord; and (c) had an outstanding balance owed to Overlord of approximately $0.00.

N.B.M.J., Inc.

NBMJ, Inc. d/b/a Incare Technology (“NBMJ”) is a durable medical equipment, wound care, and surgical supplies distributor owned and controlled by Mr. Brooks.

During the fiscal year ended December 31, 2018, we (a) sold biologics products to NBMJ in the amount of approximately $373,000 and (b) had an outstanding balance due from NBMJ of approximately $155,000.

For the fiscal year ending December 31, 2019, and as of April 30, 2019, we (a) sold biologics products to NBMJ in the amount of approximately $160,000 and (b) had an outstanding balance due from NBMJ of approximately $210,000.

Palm Springs Partners, LLC d/b/a Maxim Surgical

Maxim is a specification developer and repackager/relabeler of FDA-regulated products and a distributor of biologics, spinal implants and related medical instruments. On the Maxim Closing Date, we completed the Maxim Acquisition pursuant to the Maxim Purchase Agreement. Prior to the Maxim Closing Date, Mr. Reeg owned sixty percent (60%) of Maxim and served as its President.

With respect to Maxim, during the seven (7) months ended July 31, 2018, we: (a) sold orthopedic implant and biologics products to Maxim in the amount of approximately $173,000; (b) purchased approximately $286,000 of orthopedic implants, medical instruments, and biologics from Maxim; and (c) incurred approximately $21,000 in commission costs to Maxim.

For the seven (7) months ended July 31, 2018, we earned approximately $11,000, pursuant to our Company’s shared services agreement, for administrative support services, and sublease agreements, for office space, with Maxim. Pursuant to the Maxim Acquisition, those agreements terminated as of the Maxim Closing Date.

Bass Bone and Spine Specialists

Bass Bone & Spine Specialists (“Bass”) is a sub-distributor of surgical implants that is owned and controlled by Mr. Brooks.

During the fiscal year ended December 31, 2018, we: (a) sold orthopedic implants and biologics products to Bass in the amounts of approximately $763,000; (b) incurred approximately $8,000 in commission costs to Bass; and (c) had an outstanding balance due from Bass of approximately $179,000.

For the fiscal year ending December 31, 2019, and as of April 30, 2019, we: (a) sold orthopedic implants and biologics products to Bass in the amounts of approximately $79,000; (b) incurred approximately $11,000 in commission costs to Bass; and (c) had an outstanding balance due from Bass of approximately $20,000.

Sintu, LLC

Sintu, LLC (“Sintu”) is a sub-distributor of surgical implants that is owned and controlled by Mr. Brooks. For the year ended December 31, 2018, we incurred approximately $860,000 in commission costs to Sintu.

For the fiscal year ending December 31, 2019, and as of April 30, 2019, we incurred approximately $124,000 in commission costs to Sintu.

Recon Orthopedics, LLC

Recon Orthopedics, LLC (“Recon”) is a sub-distributor of surgical implants that is owned and controlled by Mr. Brooks.

During the fiscal year ended December 31, 2018, we; (a) incurred approximately $209,000 in commission costs to Recon; and (b) earned approximately $4,000, pursuant to our Company’s shared-services agreement with Recon for administrative support services. Our Company terminated the shared services agreement effective April 30, 2018.

Tiger Orthopedics, LLC

Tiger Orthopedics, LLC (“Tiger”) is a sub-distributor of surgical implants that is owned and controlled by Mr. Brooks.

During the fiscal year ended December 31, 2018, we (a) sold orthopedic implant and biologics products to Tiger in the amount of approximately $154,000, and (b) had an outstanding balance due from Tiger of approximately $5,000.

For the fiscal year ending December 31, 2019, and as of April 30, 2019, we (a) sold orthopedic implant and biologics products to Tiger in the amount of approximately $71,000, and (b) had an outstanding balance due from Tiger of approximately $22,000.

D.        COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. In place of having a separate compensation committee, which is not required based on the size of our Company, our Board is charged with the responsibility for establishing, implementing, and monitoring adherence to our compensation philosophy and ensuring that our executives and key management personnel are effectively compensated in a manner which is internally equitable. Our Board is also responsible for reviewing the compensation of Directors.

1.	EXECUTIVE COMPENSATION

General

As of the date of this Proxy Statement, our Named Executive Officers were:

•	Christopher C. Reeg, Chief Executive Officer

•	William E. McLaughlin, III, Chief Financial Officer; and

•	Mark W. Brooks, President

We pay each of our Named Executive Officers a base salary in cash on a bi-weekly basis. This base salary is designed to compensate our executives for performance of their respective responsibilities, and it is the only component of their compensation that is fixed rather than variable. Our competitive base salary is intended to attract and retain highly qualified individuals as our executive officers.

The base salary for our Named Executive Officers for the year ending December 31, 2018, was:

•	Christopher C. Reeg: $300,000

•	William E. McLaughlin: $200,000

•	Mark W. Brooks: $700,000

For the year ending December 31, 2018, our Board determined that $300,000 was an appropriate base salary for Mr. Reeg due to the amount of responsibility and oversight that the Chief Executive Officer position requires. The Board increased Mr. Reeg’s salary by $60,000 from the previous year because of his additional responsibilities surrounding the integration of CPM and Maxim into our Company.

Mr. McLaughlin received $200,000 as base salary for the year ending December 31, 2018, which increased by $38,396 from the previous year. Our Board believes this amount is appropriate because Mr. McLaughlin serves as our Chief Financial Officer, a position that is primarily responsible for the financial well-being of our Company. Additionally, the Board seeks to provide Mr. McLaughlin with a competitive salary for his extensive financial and accounting background. Our Board believes that the increase in Mr. McLaughlin’s salary from the previous year is commensurate with his additional responsibilities surrounding the integration of CPM and Maxim into our Company.

Mr. Brooks was appointed to the executive position of President by our Board on January 18, 2018. Mr. Brooks has the highest base salary of our Named Executive Officers, due to the amount of responsibility that the President position requires and the business relationships that Mr. Brooks brings to our Company. Mr. Brooks has extensive experience and knowledge of the medical device industry. Following the CPM Acquisition, our Board deemed it necessary to have Mr. Brooks involved in the day-to-day operations of our Company. Also, the base salary for Mr. Brooks was partially determined by the earnings he received when he was the sole owner of CPM, which our Board believes correlates with Mr. Brooks position as President of our Company.

2018 Summary Compensation Table for Named Executive Officers

The following information is related to the compensation paid, distributed, or accrued by our Company for 2017 and 2018 to our Named Executive Officers.

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)(1)(6)	Option Awards ($)(f)(1)	Non- Equity Incentive Plan Compen- sation ($)(g)	Non- Qualified Deferred Compen- sation Earnings ($)(h)	All Other Compen- sation ($)(i)(5)	Total ($)(j)
Christopher C. Reeg (2)	2018	$300,000	—	$100,000	—	—	—	$53,050	$453,050
Chief Executive Officer	2017	$240,000	—	$50,700	—	—	—	$32,164	$322,864
William E. McLaughlin III (3)	2018	$200,000	—	$100,000	—	—	—	—	$300,000
Chief Financial Officer	2017	$161,604	—	$50,700	—	—	—	—	$212,304
Mark W. Brooks (4)	2018	$700,000	—	$100,000	—	—	—	$635,000	$1,435,000
President	2017	$—	—	$50,700	—	—	—	$100,833	151,533

(1)	Amounts reflect the aggregate grant date fair value, without regard to forfeitures, computed in accordance with Accounting Standard Codification, Topic 718 (“ASC 718”).
(2)	Appointed December 19, 2016, as our Chief Executive Officer. On January 18, 2018, our Board appointed Mr. Reeg as our Secretary.
(3)	Appointed April 6, 2017, as our Interim Chief Financial Officer. On January 18, 2018, our Board appointed Mr. McLaughlin as our Chief Financial Officer and Treasurer.
(4)	On January 18, 2018, our Board appointed Mr. Brooks as our President. Mr. Brooks has served as the Chairman of our Board since December 19, 2016.
(5)	All other compensation consists of commissions we paid to the Named Executive Officer or entity owned and controlled by the Named Executive Officer.
(6)	Stock awards consist of RSAs that we granted to the Named Executive Officers for the services as Directors.

Narrative Disclosure to 2018 Summary Compensation Table for Named Executive Officers

Compensation Philosophy and Objectives

Our Board’s overall philosophy in terms of executive compensation is to attract, retain, and motivate highly qualified individuals to achieve our business goals and link their interests with shareholder interests. Our compensation plans are designed to motivate and reward employees for achievement of positive business results and to promote and enforce accountability. Our objective is that our executive compensation will reflect the long-term performance of our Common Stock through our equity incentive programs.

Setting Executive Compensation

Our Board is responsible for establishing and periodically reviewing the compensation of our executive officers and approving all equity awards. Our Board periodically reviews the performance of our executive officers and determines whether salary adjustments are necessary or recommended.

Elements of Compensation

The total compensation program for our executive officers consists of the following:

•	Base Salary;

•	Cash incentive and bonus awards tied to the executive’s and our annual and/or quarterly performance;

•	Long-term incentive compensation, in the form of equity awards; and

•	Medical benefits, as provided to all eligible employees.

Our Board seeks to structure each element of compensation to attract and retain the necessary executive talent, reward annual performance, and provide incentives for both long-term strategic goals and short-term performance. Our Board’s strategy for allocating between currently paid and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our shareholders. Our Company has no formal policy for allocating compensation among the compensation elements described above.

Base Salary

We pay each of our executives a base salary in cash on a bi-weekly basis. This base salary is designed to compensate our executives for the performance of their normal responsibilities, and it is the only component of their compensation that is considered to be fixed rather than variable in nature.

Cash Incentive and Bonus Awards

Cash incentive awards may be paid if we meet or exceed performance goals as determined by our Board for that year. Cash incentive or bonus awards are not required to be given to the executives and are recommended and approved solely at the discretion of our Board.

Long-Term Incentive Compensation

Our Board has the power to provide compensation to our executives based on the value of and changes in the value of our Common Stock. Our 2017 Equity Incentive Plan (the “2017 Equity Plan”), which we filed with the SEC as Exhibit 99.2 to our Current Report on Form 8-K on April 6, 2017 (the “April 2017 Form 8-K”), authorizes the Board to grant stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock awards to our management employees.

In December 2018, our Board amended and restated the 2017 Equity Plan with the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc. (the “2018 Equity Plan”), which we filed with the SEC as Exhibit 10.1 to our Current Report on Form 8-K on December 18, 2018, which is hereinafter incorporated by reference (the “December 2018 Form 8-K”). The 2018 Equity Plan supersedes the 2017 Equity Plan, but we reference the 2017 Equity Plan in this Proxy Statement because we granted awards to our Directors pursuant to the 2017 Equity Plan during the year ended December 31, 2018.

In 2018, we granted all three of our Named Executive Officers one (1) RSA each. The material terms of each RSA are governed by the 2017 Equity Plan, filed in our April 2017 Form 8-K. However, we granted this equity compensation to our Named Executive Officers as compensation for their services as members of our Board. The RSAs for these Named Executive Officers are as follows:

•	Christopher C. Reeg; Chief Executive Officer

•	222,223 shares of restricted Common Stock granted on December 13, 2018

•	William E. McLaughlin; Chief Financial Officer

•	222,223 shares of restricted Common Stock granted on December 13, 2018

•	Mark W. Brooks; President

•	222,223 shares of restricted Common Stock granted on December 13, 2018

For a tabular presentation of the above-listed RSAs, please see “Outstanding Awards at End of Most Recent Fiscal Year” on page 23 of this Proxy Statement.

Provisions of Termination or Change-In-Control

In the event of a change-in-control of our Company, NC 143 would receive earn-out payments pursuant to the terms of the CPM Acquisition Agreement and all equity awards pursuant to the 2018 Equity Plan would fully vest.

Other Executive Compensation Arrangements

None.

Outstanding Awards at End of Most Recent Fiscal Year

The following information is descriptive of option awards and stock awards of Common Stock granted to our Named Executive Officers that had not vested as of December 31, 2018.

	Option Awards					Stock Awards
Name and Principal Position (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)(1)	Market value of shares or units of stock that have not vested (#) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Christopher C. Reeg Chief Executive Officer	—	—	—	—	—	222,223	$100,000	—	—
William E. McLaughlin, III Chief Financial Officer	—	—	—	—	—	222,223	100,000	—	—
Mark W. Brooks President	—	—	—	—	—	222,223	$100,000	—	—

(1)

Each of our Named Executive Officers received one (1) RSA of 222,223 shares of Common Stock, granted on December 10, 2018, pursuant to the 2017 Equity Plan. These shares of Common Stock subject to the RSAs shall vest upon: (i) the occurrence of one of the following events (each, an “Accelerating Event”): (A) the termination of the RSA recipient’s Continuous Service (as that term is defined in the RSA agreement (the “RSA Agreement”)); (B) the listing of the Common Stock on either the NYSE or the NASDAQ; or (C) a Change in Control (as defined in the RSA Agreement); and (ii) the delivery by the RSA recipient to our Company of a Notice of Acceleration of Vesting (as defined in the RSA Agreement) no later than sixty (60) days following the earlier of (A) the date our Company sends written notice of such Accelerating Event or (B) the date the RSA recipient actually or constructively becomes aware that such Accelerating Event has occurred (such 60-day period, the “Acceleration Notice Period”).

2.	DIRECTOR COMPENSATION

General

The following discussion and analysis of our compensation arrangements with our Directors should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Please note that this disclosure excludes our other three (3) Directors who also serve as Named Executive Officers of our Company.

For more information about the compensation our Named Executive Officers received in their capacities as Directors, please see “2018 Summary Compensation Table for Named Executive Officers” and its accompanying narrative disclosure on page 21 of this Proxy Statement.

Our Independent Directors for the year ended December 31, 2018 were:

•	Ricky Raj S. Kalra, MD

•	Renato V. Bosita Jr., MD

For more information on how we define “Independent Director,” please see “Director Independence” on page 14 of this Proxy Statement.

2018 Summary Compensation Table for Directors

Name (a)	Fees Earned or Paid in Cash ($)(b)(1)	Stock Awards ($)(c)(2)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(f)	All Other Compen- sation ($)(g)(4)	Total ($)(j)
Ricky Raj S. Kalra MD (2)	$5,000	$100,000	—	—	—	—	$105,000
Renato V. Bosita Jr. MD (3)	—	$100,000	—	—	—	—	$100,000

(1)	Amounts reflect fees paid for services provided to our Company in connection with an independent special committee of our Board.
(2)	Amounts reflect the aggregate grant date fair value, without regard to forfeitures, computed in accordance with ASC 718.
(3)

Each Independent Director received one (1) RSA of 222,223 shares of Common Stock, granted on December 10, 2018, pursuant to the 2017 Equity Plan. These shares of Common Stock subject to the RSA shall vest upon (i) the occurrence of an Accelerating Event and (ii) the delivery by the RSA recipient to our Company of a Notice of Acceleration of Vesting within the Acceleration Notice Period.

Narrative Disclosure to 2018 Summary Compensation Table for Directors

Compensation Philosophy and Objectives

Our Board receives comparative market data and recommendations regarding the structure of our Independent Director compensation and the amounts paid through either cash-incentives or equity awards to our non-management Directors. For year ending December 31, 2018, our Company did not pay Independent Directors a retainer in the form of cash compensation. Due to the size of our Company and our status as a smaller reporting company, as defined in Rule 12b-2 of the Exchange Act, our Board determined that there is currently no need to pay a retainer fee to active Board members. However, we do pay all of our Directors for their services as members of the Board in the form of stock awards. Additionally, Directors who participate on a special committee of the Board may receive a one-time cash payment, at the discretion of our Board.

Long-Term Equity Incentive Compensation

Our Board has the authority to provide compensation to our Independent Directors on the value of and changes in the value of our Common Stock through our equity incentive plans. For more information on our 2017 Equity Plan and our 2018 Equity Plan, please see “Narrative Disclosure to 2018 Summary Compensation Table for Named Executive Officers

- Long-Term Equity Incentive Compensation” on page 21 of this Proxy Statement. In 2018, we granted each of our Independent Directors one (1) RSA, the material terms of which are governed by the 2017 Equity Plan, filed in our April 2017 Form 8-K. We granted these equity awards to each member of our Board as general compensation for his service as a Director. The RSAs for the Independent Directors are as follows:

•	Ricky Raj. S. Kalra, MD

•	222,223 shares of restricted Common Stock granted on December 13, 2018

•	Renato V. Bosita, Jr., MD

•	222,223 shares of restricted Common Stock granted on December 13, 2018

Special Committee Compensation

Upon the formation of a special committee of our Board to address a specific issue, our Board determines the amount of compensation that should be paid to the members of that special committee, based upon the amount of time and effort we expect those individuals to dedicate to that special committee. In 2018, we compensated Dr. Kalra, $5,000 for serving as the leader of an independent special committee tasked with evaluating and negotiating the Maxim Acquisition on behalf of our Company.

E.     ADDITIONAL INFORMATION

1.	STOCKHOLDER PROPOSALS

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Exchange Act, to be considered by our Company for inclusion in our Proxy Materials for our Annual Meeting, they must be received by the Secretary of our Company on or before May 12, 2019, at its principal executive offices at 1565 North Central Expressway, Suite 220 Richardson, TX 75080.

Our Amended and Restated By-laws set forth procedures that Stockholders must comply with to present business, including but not limited to Director nominations, at our 2020 annual stockholder meeting (our “2020 Annual Meeting”) outside the processes of the Rule 14a-8 of the Exchange Act.

Among other requirements, a Stockholder’s intent to bring such business must be made by notice, in writing, delivered or mailed to our secretary and received at our principal executive office, 1565 North Central Expressway, Suite 220 Richardson, TX 75080, no later than the close of business on the ninetieth (90th) day (March 28, 2020), and not earlier than the close of business on the one hundred-twentieth (120th) day (February 27, 2020), in advance of the anniversary of the Annual Meeting. If our 2020 Annual Meeting is not held within thirty (30) days before (May 27, 2020) or sixty (60) days after (August 25, 2020) the anniversary of our Annual Meeting, then such business must have been delivered to or mailed and received by our secretary not earlier than the close of business on the one hundred twenty (120) days prior to our 2020 Annual Meeting, and not later than the close of business on the later of (a) the ninetieth (90th) day prior to our 2020 Annual Meeting and (b) the close of business on the tenth (10th) day following the first date of Public Disclosure (as defined in our Amended and Restated By-laws) of the date of our 2020 Annual Meeting. Any proxy that management solicits for our 2020 Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

Our Company may require any proposed director nominee or nominating stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed director nominee to serve as a Director of our Company. If such procedures are not complied with, the chairman of the 2020 Annual Meeting may determine and declare to the meeting that a nomination was not made in accordance with the procedures set forth in our Amended and Restated By-laws and the defective nomination will be disregarded.

2.	OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

We know of no other matters that will be presented for consideration at our Annual Meeting. If any other matters properly come before our Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares of Common Stock are represented. Stockholders are urged to vote via toll-free telephone number, via the Internet, or, if you elected to receive a full set of Proxy Materials by mail, by completing, signing, dating, and promptly returning the Proxy Card you received with such mailed Proxy Materials.

3.	DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) set of our Proxy Materials is being delivered to multiple security holders sharing an address, unless we received contrary instructions from one (1) or more of the security holders at such address. We will promptly deliver, upon written or oral request, a separate copy of our Proxy Materials to a security holder at a shared address to which a single set of our Proxy Materials was delivered. A security holder may notify us that the security holder wishes to receive a separate set of our Proxy Materials by requesting via the Internet at www.investorelections.com/FZMD, via telephone at 1(866) 648-8133, via mail at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220 Richardson, TX 75080, Attn: Investor Relations, or via email at paper@investorelections.com. If you request a separate copy of our Proxy Materials via e-mail, please send a blank e-mail with the provided twelve (12)-digit control number in the subject line. A security holder may use the same website, telephone number, mailing address or e-mail address to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of our Company.

4.	FINANCIAL STATEMENTS AND FORM 10-K ANNUAL REPORT

Our audited financial statements for the year ended December 31, 2018, and other related financial and business information of our Company are contained in our Annual Report (including exhibits), are herein incorporated by reference. Copies of our Annual Report, including financial statements, may be obtained without charge by contacting us via mail at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220 Richardson, TX 75080, Attn: Investor Relations or via email at IR@fusemedical.com.

APPENDIX A

Amended and Restated By-laws

(attached)

A-1

AMENDED AND RESTATED BY-LAWS

OF

FUSE MEDICAL, INC.

ADOPTED BY THE BOARD OF FUSE MEDICAL, INC. ON MARCH 20, 2019

ARTICLE 1

Offices

Section 1.01    Registered Office. The registered office of Fuse Medical, Inc. (the “Corporation”) will be fixed in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”).

Section 1.02    Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

ARTICLE 2

Meetings of the Stockholders

Section 2.01    Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02    Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these by-laws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03    Special Meetings.

(a)    Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:

(i)    by the Board of Directors or the Chair of the Board (as defined in Section 3.17); or

(ii)    by the Secretary (as defined in Section 4.01), following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own, in the aggregate, at least a majority of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

(b)    Notice. A request to the Secretary shall be delivered to him or her at the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

(i)    a brief description of each matter of business desired to be brought before the special meeting;

(ii)    the reasons for conducting such business at the special meeting;

(iii)    the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment); and

(iv)    the information required in Section 2.12(b) of these by-laws (for stockholder nomination demands) or Section 2.12(c) of these by-laws (for all other stockholder proposal demands), as applicable.

(c)    Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d)    Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i)    the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

(ii)    the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii)    an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within one hundred twenty (120) days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this (iii)Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

(iv)    the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

(e)    Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

Section 2.04    Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for determining the stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05    Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten (10) days nor more than sixty (60) days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06    List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder at least ten (10) days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days before the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07    Quorum. Unless otherwise required by applicable law, the Certificate of Incorporation, or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of capital stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08    Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board or, in his or her absence or inability to act, the Chief Executive Officer (as defined in Section 4.01) or, in his or her absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a)    the establishment of an agenda or order of business for the meeting;

(b)    the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c)    rules and procedures for maintaining order at the meeting and the safety of those present;

(d)    limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e)    restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f)    limitations on the time allotted to questions or comments by participants.

Section 2.09    Voting; Proxies.

(a)    General. Unless otherwise required by applicable law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b)    Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized. Unless otherwise required by applicable law, the Certificate of Incorporation, or these by-laws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

(c)    Other Matters. Unless otherwise required by applicable law, the Certificate of Incorporation, or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(d)    Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Such authorization must be in writing and executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that the electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. A copy, facsimile transmission, or other reliable reproduction of a writing or transmission authorized by this Section 2.09(d) may be substituted for or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission, or other reproduction shall be a complete reproduction of the entire original writing or transmission. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Section 2.10    Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one (1) or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one (1) or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a)    ascertain the number of shares outstanding and the voting power of each;

(b)    determine the shares represented at the meeting and the validity of proxies and ballots;

(c)    count all votes and ballots;

(d)    determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)    certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11    Fixing the Record Date.

(a)    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining the stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determining the stockholders entitled to notice of or to vote at the adjourned meeting.

(b)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12    Advanced Notice of Stockholder Nominations and Proposals.

(a)    Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the annual meeting. Except for nominations that are included in the Corporation’s annual meeting Statement (as defined in Section 2.13(c)(ii)) pursuant to Section 2.13, to be properly brought before an annual meeting, nominations or such other business must be:

(i)    specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii)    otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or any committee thereof; or

(iii)    otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.12.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.12(a)(iii), the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.12(a), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice for an annual meeting must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred-twentieth (120th) day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than thirty (30) days in advance of the anniversary of the previous year’s annual meeting or not later than sixty (60) days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the one hundred-twentieth (120th) day prior to the annual meeting and not later than the close of business on the later of: (1) the ninetieth (90th) day prior to the annual meeting and (2) the close of business on the tenth (10th) day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 2.12 and Section 2.13, “Public Disclosure” shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14, or 15(d) of the Exchange Act.

(b)    Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 2.12(a)(iii) or Section 2.12(d), a Proposing Stockholder’s notice to the Secretary shall set forth or include:

(i)    the name, age, business address, and residence address of each nominee proposed in such notice;

(ii)    the principal occupation or employment of each such nominee;

(iii)    the class and number of the shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv)    such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v)    a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person:

(A)    consents to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected,

(B)    intends to serve as a director for the full term for which such person is standing for election, and

(C)    makes the following representations: (1) that the director nominee has read and agrees to adhere to the Corporation’s code of ethics (“Code of Ethics”), and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading, (2) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and (3) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification (“Compensation Arrangement”) that has not been disclosed to the Corporation in connection with such person’s nomination for director or service as a director; and

(vi)    as to the Proposing Stockholder:

(A)    the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made,

(B)    the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five (5) business days after the record date for such meeting,

(C)    a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five (5) business days after the record date for such meeting,

(D)    a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of capital stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five (5) business days after the record date for such meeting,

(E)    a representation that the Proposing Stockholder is a holder of record of shares of capital stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

(F)    a representation whether the Proposing Stockholder intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c)    Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s notice to the Secretary shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(i)    a brief description of the business desired to be brought before the annual meeting;

(ii)    the reasons for conducting such business at the annual meeting;

(iii)    the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment);

(iv)    any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(v)    any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi)    a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or their affiliates or associates; and

(vii)    the information required by Section 2.12(b)(iv) above.

(d)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of the stockholders called by the Board of Directors at which directors are to be elected pursuant to the Corporation’s notice of meeting:

(i)    by or at the direction of the Board of Directors or any committee thereof; or

(ii)    provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(d) is delivered to the Secretary, who is entitled to vote at the meeting, and upon such election and who complies with the notice procedures set forth in this Section 2.12.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one (1) or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder’s notice that complies with the requirements of Section 2.12(b) to the Secretary at its principal executive offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e)    Effect of Noncompliance. Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 or Section 2.13 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Section 2.12 or Section 2.13, as applicable. If any proposed nomination was not made or proposed in compliance with this Section 2.12 or Section 2.13, as applicable, or other business was not made or proposed in compliance with this Section 2.12, then except as otherwise required by applicable law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these by-laws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.12 does not provide the information required under this Section 2.12 to the Corporation, including the updated information required by Section 2.12(b)(vi)(B), Section 2.12(b)(vi)(C), and Section 2.12(b)(vi)(D), within five (5) business days after the record date for such meeting or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

(f)    Rule 14a-8. Neither this Section 2.12 nor Section 2.13 shall apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

Section 2.13    Proxy Access.

(a)    Inclusion of Proxy Access Stockholder Nominee in Proxy Statement. Subject to the provisions of this Section 2.13, the Corporation shall include in its proxy statement (including its form of proxy and ballot) for an annual meeting of stockholders the name of any stockholder nominee for election to the Board of Directors submitted pursuant to this Section 2.13 (each a “Proxy Access Stockholder Nominee”) provided:

(i)    timely written notice of such Proxy Access Stockholder Nominee satisfying this Section 2.13 (“Proxy Access Notice”) is delivered to the Corporation by or on behalf of a stockholder or stockholders that, at the time the Proxy Access Notice is delivered, satisfy the ownership and other requirements of this Section 2.13 (such stockholder or stockholders, and any person on whose behalf they are acting, the “Eligible Stockholder”);

(ii)    the Eligible Stockholder expressly elects in writing at the time of providing the Proxy Access Notice to have its Proxy Access Stockholder Nominee included in the Corporation’s proxy statement pursuant to this Section 2.13; and

(iii)    the Eligible Stockholder and the Proxy Access Stockholder Nominee otherwise satisfy the requirements of this Section 2.13.

(b)    Timely Notice. To be timely, the Proxy Access Notice must be delivered to the Secretary at the principal executive offices of the Corporation, not later than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first (1st) anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the previous year’s annual meeting, or if no annual meeting was held in the preceding year, the Proxy Access Notice must be delivered not earlier than the close of business on the one hundred-fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of: (i) the one hundred-twentieth (120th) day prior to such annual meeting; or (ii) the tenth (10th) day following the day on which Public Disclosure of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of the Proxy Access Notice.

(c)    Information to be Included in the Corporation’s Proxy Statement. In addition to including the name of the Proxy Access Stockholder Nominee in the Corporation’s proxy statement for the annual meeting, the Corporation shall also include (collectively, the “Required Information”):

(i)    the information concerning the Proxy Access Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to the Exchange Act, and the rules and regulations promulgated thereunder; and

(ii)    if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder (or in the case of a group, a written statement of the group), not to exceed five hundred (500) words, in support of its Proxy Access Stockholder Nominee, which must be provided at the same time as the Proxy Access Notice for inclusion in the Corporation’s proxy statement for the annual meeting (a “Statement”).

Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading) or would violate any applicable law, rule, regulation, or listing standard. Additionally, nothing in this Section 2.13 shall limit the Corporation’s ability to solicit against and include in its Statement its own statements relating to any Proxy Access Stockholder Nominee.

(d)    Proxy Access Stockholder Nominee Limits. The number of Proxy Access Stockholder Nominees (including Proxy Access Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s Statement pursuant to this Section 2.13 but either are subsequently withdrawn or that the Board of Directors decides to nominate (a “Board Nominee”)) appearing in the Corporation’s proxy statement with respect to a meeting of stockholders shall not exceed the greater of: (x) two; or (y) twenty percent (20%) of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 2.13 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below twenty percent (20%) (the “Permitted Number”); provided, however, that:

(i)    in the event that one (1) or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of the stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced;

(ii)    any Proxy Access Stockholder Nominee who is included in the Corporation’s proxy statement for a particular meeting of stockholders but either: (A) withdraws from or becomes ineligible or unavailable for election at the meeting, or (B) does not receive a number of votes cast in favor of his or her election at least equal to twenty-five percent (25%) of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the Proxy Access Stockholder Nominee’s election, shall be ineligible to be included in the Corporation’s Statement as a Proxy Access Stockholder Nominee pursuant to this Section 2.13 for the next two (2) annual meetings of stockholders following the meeting for which the Proxy Access Stockholder Nominee has been nominated for election; and

(iii)    any director in office as of the nomination deadline who was included in the Corporation’s Statement as a Proxy Access Stockholder Nominee for any of the two (2) preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors also will be counted against the Permitted Number.

In the event that the number of Proxy Access Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.13 exceeds the Permitted Number, each Eligible Stockholder shall select one (1) Proxy Access Stockholder Nominee for inclusion in the Corporation’s proxy statement until the Permitted Number is reached, going in order of the amount (from greatest to least) of voting power of the Corporation’s capital stock entitled to vote on the election of directors as disclosed in the Proxy Access Notice. If the Permitted Number is not reached after each Eligible Stockholder has selected one (1) Proxy Access Stockholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(e)    Eligibility of Nominating Stockholder; Stockholder Groups. An Eligible Stockholder must have owned (as defined below) continuously for at least three (3) years a number of shares that represents three percent (3%) or more of the outstanding shares of the Corporation then entitled to vote in the election of directors (the “Required Shares”) as of both the date the Proxy Access Notice is delivered to or received by the Corporation in accordance with this Section 2.13 and the record date for determining the stockholders entitled to vote at the meeting. For purposes of satisfying the ownership requirement under this Section 2.13, the voting power represented by the shares of the Corporation’s capital stock owned by one (1) or more stockholders, or by the person or persons who own shares of the Corporation’s capital stock and on whose behalf any stockholder is acting, may be aggregated, provided that:

(i)    the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed twenty (20); and

(ii)    each stockholder or other person whose shares are aggregated shall have held such shares continuously for at least three (3) years.

Whenever an Eligible Stockholder consists of a group of stockholders or other persons, any and all requirements and obligations for an Eligible Stockholder set forth in this Section 2.13 must be satisfied by and as to each such stockholder or other person, except that shares may be aggregated to meet the Required Shares as provided in this Section 2.13(e). With respect to any one (1) particular annual meeting, no stockholder or other person may be a member of more than one (1) group of persons constituting an Eligible Stockholder under this Section 2.13.

(f)    Funds. A group of two (2) or more funds shall be treated as one (1) stockholder or person for this Section 2.13 provided that the other terms and conditions in this Section 2.13 are met (including Section 2.13(h)(v)(A)) and the funds are:

(i)    under common management and investment control;

(ii)    under common management and funded primarily by the same employer (or by a group of related employers that are under common control); or

(iii)    a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

(g)    Ownership. For purposes of this Section 2.13, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the Corporation’s capital stock as to which the person possesses both:

(i)    the full voting and investment rights pertaining to the shares; and

(ii)    the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(A)    sold by such person or any of its affiliates in any transaction that has not been settled or closed,

(B)    borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or

(C)    subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares; or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate.

An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares, provided that the Eligible Stockholder has the power to recall such loaned shares on five (5) business days’ notice and recalls such loaned shares not more than five (5) business days after being notified that any of its Proxy Access Stockholder Nominees will be included in the Corporation’s proxy statement. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Section 2.13, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.

(h)    Nomination Notice and Other Eligible Stockholder Deliverables. An Eligible Stockholder must provide with its Proxy Access Notice the following information in writing to the Secretary:

(i)    one (1) or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year (3-year) holding period) verifying that, as of a date within seven (7) calendar days prior to the date the Proxy Access Notice is delivered to or received by the Corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Stockholder’s agreement to provide:

(A)    within five (5) business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date, and

(B)    immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of stockholders;

(ii)    the Eligible Stockholder’s representation and agreement that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder under this Section 2.13):

(A)    intends to continue to satisfy the eligibility requirements described in this Section 2.13 through the date of the annual meeting, including a statement,

(B)    acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent,

(C)    has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Stockholder Nominee(s) being nominated pursuant to this Section 2.13,

(D)    has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee,

(E)    will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the Corporation,

(F)    has provided and will provide facts, statements, and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading,

(G)    agrees to assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the Corporation’s stockholders or out of the information that the Eligible Stockholder provides to the Corporation,

(H)    agrees to indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or Proceeding (as defined in Section 5.01), whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.13,

(I)    will file with the SEC any solicitation or other communication with the Corporation’s stockholders relating to the meeting at which the Proxy Access Stockholder Nominee will be nominated, regardless of whether any such filing is required under Section 14 of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Section 14 of the Exchange Act, and

(J)    will comply with all other applicable laws, rules, regulations, and listing standards with respect to any solicitation in connection with the meeting;

(iii)    the written consent of each Proxy Access Stockholder Nominee to be named in the Corporation’s proxy statement, and form of proxy and ballot and, as a nominee and, if elected, to serve as a director;

(iv)    a copy of the Schedule 14N (or any successor form) that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(v)    in the case of a nomination by a group of stockholders that together is an Eligible Stockholder:

(A)    documentation satisfactory to the Corporation demonstrating that a group of funds qualifies pursuant to the criteria set forth in Section 2.13(f) to be treated as one (1) stockholder or person for purposes of this Section 2.13, and

(B)    the designation by all group members of one (1) group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

(vi)    if desired, a Statement.

(i)    Stockholder Nominee Agreement. Each Proxy Access Stockholder Nominee must:

(i)    provide within five (5) business days of the Corporation’s request an executed agreement, in a form deemed satisfactory to the Corporation, providing the following representations:

(A)    the Proxy Access Stockholder Nominee has read and agrees to adhere to the Corporation’s Code of Ethics and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading,

(B)    the Proxy Access Stockholder Nominee is not and will not become a party to: (1) any Voting Commitment that has not been disclosed to the Corporation; or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and

(C)    the Proxy Access Stockholder Nominee is not and will not become a party to any Compensation Arrangement in connection with such person’s nomination for director or service as a director that has not been disclosed to the Corporation;

(ii)    complete, sign, and submit all questionnaires required of the current Board of Directors within five (5) business days of receipt of each such questionnaire from the Corporation; and

(iii)    provide within five (5) business days of the Corporation’s request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether such Proxy Access Stockholder Nominee meets the requirements of this Section 2.13 or the Corporation’s requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:

(A)    such Proxy Access Stockholder Nominee is independent under the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors (the “Independence Standards”),

(B)    such Proxy Access Stockholder Nominee has any direct or indirect relationship with the Corporation that has not been deemed categorically immaterial pursuant to the Corporation’s Code of Ethics, and

(C)    such Proxy Access Stockholder Nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (2) any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act.

(j)    Eligible Stockholder/Proxy Access Stockholder Nominee Undertaking. In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Stockholder Nominee, as the case may be, shall promptly notify the Secretary of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. Notwithstanding the foregoing, the provision of any such notification pursuant to the preceding sentence shall not be deemed to cure any defect or limit the Corporation’s right to omit a Proxy Access Stockholder Nominee from its proxy materials as provided in this Section 2.13.

(k)    Exceptions Permitting Exclusion of Proxy Access Stockholder Nominee. The Corporation shall not be required to include, pursuant to this Section 2.13, a Proxy Access Stockholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Proxy Access Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation):

(i)    if the Eligible Stockholder who has nominated such Proxy Access Stockholder Nominee has nominated for election to the Board of Directors at the meeting any person other than pursuant to this Section 2.13, or has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee;

(ii)    if the Corporation has received a notice (whether subsequently withdrawn) that a stockholder intends to nominate any candidate for election to the Board of Directors pursuant to the advanced notice requirements in Section 2.12 of these by-laws;

(iii)    who is not independent under the Independence Standards;

(iv)    whose election as a member of the Board of Directors would violate or cause the Corporation to be in violation of these by-laws, the Corporation’s Certificate of Incorporation, Code of Ethics, or other document setting forth qualifications for directors, the listing standards of the stock exchange on which shares of the Corporation’s capital stock is listed, or any applicable state or federal law, rule, or regulation;

(v)    if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Voting Commitment;

(vi)    if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Compensation Arrangement;

(vii)    who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended;

(viii)    who is a named subject of a pending criminal Proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal Proceeding within the past ten (10) years;

(ix)    who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act; or

(x)    if such Proxy Access Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13.

(l)    Invalidity. Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation; and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder if:

(i)    the Proxy Access Stockholder Nominee or the applicable Eligible Stockholder shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13, as determined by the Board of Directors or the person presiding at the meeting; or

(ii)    the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 2.13.

(m)    Interpretation. The Board of Directors (or any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2.13 and to make any and all determinations necessary or advisable to apply this Section 2.13 to any persons, facts, or circumstances, including the power to determine whether:

(i)    a person or group of persons qualifies as an Eligible Stockholder;

(ii)    outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the ownership requirements of this Section 2.13;

(iii)    a notice complies with the requirements of this Section 2.13;

(iv)    a person satisfies the qualifications and requirements to be a Proxy Access Stockholder Nominee;

(v)    inclusion of the Required Information in the Corporation’s proxy statement is consistent with all applicable laws, rules, regulations, and listing standards; and

(vi)    any and all requirements of this Section 2.13 have been satisfied.

(vii)    Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be conclusive and binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.

ARTICLE 3

Board of Directors

Section 3.01    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02    Number; Term of Office. The Board of Directors shall consist of not less than three (3) and not more than nine (9) directors as fixed from time to time by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

Section 3.03    Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation, or removal.

Section 3.04    Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.

Section 3.05    Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.

Section 3.06    Fees and Expenses. Directors shall receive such fees for their services on the Board of Directors or any committee thereof and such reimbursement of their expenses as may be fixed or determined by the Board of Directors.

Section 3.07    Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors.

Section 3.08    Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chair of the Board or the Chief Executive Officer on at least twenty-four (24) hours’ notice to each director given by one of the means specified in Section 3.11 hereof, other than by mail, or on at least three (3) days’ notice if given by mail. Special meetings shall be called by the Chair of the Board or the Chief Executive Officer in like manner and on like notice on the written request of any two (2) or more directors. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.09    Telephone Meetings. Meetings of either the Board of Directors or committees of the Board of Directors may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section  3.09 shall constitute presence in person at such meeting.

Section 3.10     Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether a quorum is present, may adjourn and reconvene such meeting to another time and place. At least twenty-four (24) hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three (3) days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11    Notices. Subject to Section 3.08, Section 3.10, and Section 3.12, hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail, or by other means of electronic transmission.

Section 3.12    Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or any committee meeting need be specified in any waiver of notice.

Section 3.13    Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board or, in his or her absence, another director or officer selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14    Quorum of Directors. Except as otherwise required by applicable law, the Certificate of Incorporation, or these by-laws, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15    Action by Majority Vote. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16    Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17    Chair of the Board. The Board of Directors may annually elect one (1) of its members to be its chair (the “Chair of the Board”) and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. Except as otherwise provided in these by-laws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board of Directors.

Section 3.18    Committees of the Board of Directors. The Board of Directors may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter, and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE 3.

Section 3.19    Corporate Governance Compliance. Without otherwise limiting the powers of the Board of Directors set forth in this ARTICLE 3, and provided that shares of capital stock of the Corporation are listed for trading on either the Nasdaq National Market (“NASDAQ”) or the New York Stock Exchange (“NYSE”), the Corporation shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable, including but not limited to, the Board of Directors taking all necessary action to ensure that (a) it has a majority of independent directors and (b) the Board of Directors has all of the committees required by either the NASDAQ or NYSE, as applicable.

ARTICLE 4

Officers

Section 4.01    Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a chief executive officer (the “Chief Executive Officer”), a president (the “President”), a chief financial officer (the “Chief Financial Officer”), a treasurer (the “Treasurer”), and a secretary (the “Secretary”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these by-laws. Any two (2)  or more offices may be held by the same person.

Section 4.02     Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Chief Executive Officer, President, or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03    Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these by-laws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.04    President. The President shall report and be responsible to the Chief Executive Officer. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to the President by the Board of Directors or the Chief Executive Officer or that are incident to the office of president.

Section 4.05    Vice Presidents. Each vice president of the Corporation shall have such powers and perform such duties as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer, or the President, or that are incident to the office of vice president.

Section 4.06    Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees of the Board of Directors when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.07    Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chair of the Board, or the Chief Executive Officer.

Section 4.08    Treasurer. The Treasurer of the Corporation shall have the custody of the Corporation’s funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the President and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

Section 4.09    Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 4.10    Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer, the President, or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE 5

INDEMNIFICATION

Section 5.01    Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Corporation or, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding), the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

Section 5.02    Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a director, officer, employee, or agent of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced, if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 5.02 or otherwise. Payment of such expenses incurred by such person, may be made by the Corporation, subject to such terms and conditions as the general counsel of the Corporation in his or her discretion deems appropriate.

Section 5.03     Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE 5 will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these by-laws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law (“DGCL”).

Section 5.04    Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.05    Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

Section 5.06    Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this ARTICLE 5 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE 6

Stock Certificates and Their Transfer

Section 6.01    Certificates Representing Shares. The shares of capital stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two (2) authorized officers of the Corporation. Any or all such signatures may be facsimiles. Although any officer, transfer agent, or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were still such at the date of its issue.

Section 6.02    Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Corporation or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03    Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars.

Section 6.04    Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE 7

General Provisions

Section 7.01    Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02    Fiscal Year. The fiscal year of the Corporation shall begin on January 1 and end on December 31 of each year.

Section 7.03    Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04    Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05    Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one (1) or more electronic networks or databases (including one (1) or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

Section 7.06    Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, either the courts of the State of Texas, sitting in the State of Texas, in the City of Dallas, and the county of Dallas or, if such courts do not have jurisdiction, the federal district courts of the United States of America sitting in the Northern District of Texas shall be the sole and exclusive forums (“Exclusive Forums”) for: (a) any derivative action or Proceeding brought on behalf of the Corporation; (b) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation, or these by-laws; or (d) any action asserting a claim governed by the internal affairs doctrine; and in each case, subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Section 7.06 is filed in a court other than a court located within the Exclusive Forums (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the Exclusive Forums in connection with any action brought in any such court to enforce this Section 7.06 (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06.

ARTICLE 8

Amendments

These by-laws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend, or repeal these by-laws upon the Board of Directors; and, provided further, that any proposal by a stockholder to amend these by-laws will be subject to the provisions of ARTICLE 2 of these by-laws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal by-laws.

ANNUAL MEETING OF STOCKHOLDERS OF FUSE MEDICAL, INC.
Date: Wednesday, June 26, 2019
Time: 4:00 P.M. (Central Daylight Time)
Place: Hyatt Regency North Dallas
701 East Campbell Road
Richardson, TX 75081
See Voting Instruction on Reverse Side.
Please make your marks like this: ☒ Use only dark black pencil or pen
The Board of Directors Recommends a Vote FOR proposals 1, 2, and 3.
1:	The election of five (5) directors to serve on the board of directors				Board Recommends
		For	Against	Abstain
	01 Renato V. Bosita, Jr., MD	☐	☐	☐	For
	02 Mark W. Brooks	☐	☐	☐	For
	03 Ricky Raj S. Kalra, MD	☐	☐	☐	For
	04 William E. McLaughlin, III	☐	☐	☐	For
	05 Christopher C. Reeg	☐	☐	☐	For

		For	Against	Abstain

2:	The ratification of the appointment of Montgomery Coscia Greilich, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2018 and the fiscal year ending December 31, 2019.	☐	☐	☐	For

		For	Against	Abstain

3:	The ratification of the adoption of the amended and restated bylaws of Fuse Medical, Inc.	☐	☐	☐	For

4:	To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

To attend the meeting and vote your shares ☐ in person, please mark this box.

Authorized Signatures - This section must be
completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.

Annual Stockholder Meeting of Fuse Medical, Inc. to be held on Wednesday, June 26, 2019 for holders as of May 8, 2019 This proxy is being solicited on behalf of the Board of Directors

INTERNET	VOTE BY:	TELEPHONE

Go To www.proxydocs.com/FZMD • Cast your vote online • View meeting documents	OR MAIL	866-230-8609 • Use any touch-tone telephone • Have your proxy card/voting instruction form ready • Follow the simple recorded instructions

OR • Mark, sign and date your proxy card/voting instruction form • Detach your proxy card/voting instruction form • Return your proxy card/voting instruction form in the postage-paid envelope provided

The undersigned hereby appoints Christopher C. Reeg and William E. McLaughlin III, as proxies, with full power of substitution and revocation, and authorizes each of them to vote all of the shares of common stock of Fuse Medical, Inc. that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the annual meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys-in-fact to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN ON A SIGNED PROXY CARD, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN ITEM 1 and FOR THE PROPOSALS IN ITEMS 2 AND 3, AS RECOMMENDED BY THE BOARD OF DIRECTORS.

All votes must be received by 11:59 P.M., Central Daylight Time, June 25, 2019

PROXY TABULATOR FOR FUSE MEDICAL, INC. P.O. BOX 8016 CARY, NC 27512-9903

Revocable Proxy — Fuse Medical, Inc.

Annual Stockholder Meeting

June 26, 2019 4:00 p.m. (Central Daylight Time)

This Proxy is solicited on behalf of the Board of Directors

The undersigned appoints Christopher C. Reeg and William E. McLaughlin III with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Fuse Medical, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders on Wednesday, June 26, 2019 at 4:00 p.m. at the Hyatt Regency North Dallas, located at 701 East Campbell Road, Richardson, TX 75081, and any and all adjournments thereof.

This proxy is revocable and will be voted as directed. However, if no instructions are specified on a signed proxy card, the proxy will be voted FOR the election of the director nominees specified in item 1 and FOR the proposals in items 2 and 3, as recommended by the Board of Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)